THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS (Unaudited)

-------------------------------------------------------------------------------------------------------------------------
                                                                                                             % Change
Statement of Condition Summary                                June 30,        December 31,     June 30,       June 30,
     (Dollars in millions, except per share amounts)            2002             2001            2001        '01 to '02
-------------------------------------------------------------------------------------------------------------------------
     Total Assets                                            $ 13,673         $ 13,185        $ 12,570           9%
     Loans                                                     10,370           10,368          10,003           4%
     Total earning assets                                      12,764           12,301          11,796           8%
     Deposits                                                   8,654            8,323           8,540           1%
     Shareholders' equity                                         961              865             826          16%
     Book value per share                                    $   8.13         $   7.50        $   7.35          11%
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months Ended    % Change ended      Three Months Ended  % Change ended
Earnings Summary                                         June 30    June 30,      June 30,    June 30,    June 30,        June 30,
     (Dollars in thousands, except per share amounts)      2002       2001      '01 to '02      2002        2001        '01 to '02
------------------------------------------------------------------------------------------------------------------------------------
     Net interest income (taxable equivalent)           $ 227,249  $ 209,124         9%      $ 116,862    $ 105,601         11%
     Provision for loan losses                             17,974     16,942         6%          8,496        7,478         14%
     Noninterest income                                    46,358     43,042         8%         23,428       22,204          6%
     Noninterest expense                                  146,908    140,189         5%         76,400       71,829          6&
Net income                                              $  70,235  $  59,729        18%      $  36,055    $  30,534         18%

------------------------------------------------------
EARNINGS PER SHARE:
------------------------------------------------------
Net Income

     Basic                                              $    0.59  $    0.52        14%      $    0.30    $    0.27        11%
     Diluted                                            $    0.59  $    0.52        14%      $    0.30    $    0.26        15%
Average shares outstanding                                117,554    114,598                   119,702      114,711
Average diluted shares outstanding                        118,747    115,731                   120,956      115,886
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                            June 30,     December 31,      June 30,
Nonperforming Assets                                          2002           2001            2001
-----------------------------------------------------------------------------------------------------
     Total non-performing assets ratio                       0.60%          0.64%           0.71%
     Allowance as a percent of nonperforming loans            325%           239%            194%
     Net charge-offs ratio (annualized):
           Quarter to date                                   0.19%          0.34%           0.28%
           Year to date                                      0.22%          0.28%           0.22%
-----------------------------------------------------------------------------------------------------

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
CONDENSED STATEMENT OF INCOME (unaudited)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Six Months Ended
                                                                                                              ------------------
Earnings Summary                                      2nd Qtr.    1st Qtr.    4th Qtr.   3rd Qtr.    2nd Qtr.  June 30,  June 30,
(Dollars in thousands, except per share amounts)        2002       2002         2001       2001       2001       2002      2001
---------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                   $116,096   $109,656    $109,340    $105,069   $104,917   $225,752  $207,520
Provision for Loan Loss                                  8,496      9,478      14,730       7,901      7,478     17,974    16,942

Noninterest Income:
     Service charges on deposit accounts                11,051     10,603      11,142      10,706     10,687     21,654    20,184
     Wealth Management                                   2,434      2,660       2,171       1,975      2,282      5,094     4,524
     Electronic Banking                                  2,124      1,873       2,057       1,661      1,645      3,998     3,200
     Mortgage Origination                                2,871      2,155       2,873       1,896      2,062      5,027     3,518
     Securities gains(losses), net                         664         (1)      6,756           -        756        663     1,945
     Other income                                        4,284      5,637       4,910       4,517      4,772      9,922     9,671
                                                      ---------------------------------------------------------------------------
          Total noninterest income                      23,428     22,927      29,909      20,755     22,204     46,358    43,042

Noninterest Expense:
     Salaries and employee benefits                     40,142     37,367      37,510      35,579     36,675     77,509    71,596
     Occupancy and equipment expenses                   16,893     16,472      16,832      16,106     16,146     33,365    31,769
     Amortization of intangibles                           713        162         861       2,102      1,648        875     3,288
     Merger related expenses                                13         64       2,710         335          4         77         4
     Other expense                                      18,639     16,442      16,732      15,210     17,356     35,082    33,532
                                                      ---------------------------------------------------------------------------
          Total noninterest expense                     76,400     70,507      74,645      69,332     71,829    146,908   140,189

Income from continuing operations before tax            54,628     52,598      49,874      48,591     47,814    107,228    93,431
Income tax                                              18,573     18,420      17,955      17,524     17,280     36,993    33,702
                                                      ---------------------------------------------------------------------------
Income from continuing operations                       36,055     34,178      31,919      31,067     30,534     70,235    59,729
Discontinued operations, net of tax                          -          -           -        (613)         -          -         -
                                                      ---------------------------------------------------------------------------
 Net Income                                           $ 36,055   $ 34,178      31,919    $ 30,454   $ 30,534     70,235    59,729

 Exclude discontinued operations, net of tax                 -          -           -         613          -          -         -
 Merger related costs (net of tax):
      Loan loss provisions                                   -          -         640           -          -          -         -
      Personnel costs                                        -         35         257         164          -         35         -
      Other                                                  8          6       1,733         215          3         14         3
                                                      ---------------------------------------------------------------------------
           Total                                             8         41       2,630         379          3         49         3
                                                      ---------------------------------------------------------------------------
 OPERATING EARNINGS                                   $ 36,063   $ 34,219    $ 34,549    $ 31,446   $ 30,537     70,284    59,732
                                                      ---------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Earnings per share - Diluted
     Operating earnings                               $   0.30   $   0.29    $   0.30    $   0.27   $   0.26   $   0.59  $   0.52
     Cash basis operating earnings                    $   0.30   $   0.29    $   0.30    $   0.29   $   0.28   $   0.60  $   0.54
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Selected ratios from operating earnings
     Return on average assets                             1.08%      1.09%       1.05%       1.00%      0.97%      1.09%     0.96%
     Return on average equity                            14.78%     15.85%      15.84%      14.87%     15.11%     15.31%    14.91%
     Efficiency ratio                                    54.55%     52.78%      53.71%      54.31%     56.53%     53.71%    55.99%
     Noninterest income*(excl sec gains)/ avg assets      0.70%      0.73%       0.71%       0.66%      0.68%      0.71%     0.67%
     Noninterest expense*/ avg assets                     2.31%      2.22%       2.20%       2.19%      2.28%      2.26%     2.26%

     Net interest margin                                  3.77%      3.72%       3.57%       3.56%      3.56%      3.75%     3.59%
     Equity to assets                                     7.03%      7.21%       6.56%       6.72%      6.57%
     Tier one leverage                                    7.04%      7.45%       6.24%       6.57%      6.40%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Selected ratios from cash basis operating earnings
     Return on average tangible assets                    1.12%      1.11%       1.08%       1.07%      1.03%      1.11%     1.02%
     Return on average equity                            15.03%     15.92%      16.20%      15.83%     15.85%     15.46%    15.66%
     Return on average tangible equity                   18.74%     18.33%      18.41%      17.75%     17.90%     18.55%    17.70%
---------------------------------------------------------------------------------------------------------------------------------

     *Annualized

Note: Net income includes pretax costs associated with mergers and acquisitions totaling $4,110,000 in the 4th quarter of 2001. In the 4th quarter 2001 these costs are composed of a $1 million additional loan provision to align Manufacturer's loan provisions with Colonial standards, $400,000 in personnel costs to complete the mergers and $2,710,000 in other merger related expenses, consisting of severance pay, contract buyouts, brokerage commissions, legal, accounting, equipment write offs and other similar costs.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION (Unaudited)

---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION                            June 30,        March 31,       December 31,     September 30,     June 30,
(Dollars in thousands)                               2002            2002              2001              2001           2001
---------------------------------------------------------------------------------------------------------------------------------
Assets:

Cash and due from banks                         $    291,261     $    288,950     $    373,024      $    306,603    $    320,091
Interest-bearing deposits in banks and
  federal funds sold                                  20,571           25,312           15,084            72,497         103,475
Securities available for sale                      2,317,982        1,977,148        1,852,439         1,905,705       1,621,917
Investment securities                                 24,917           27,519           30,055            32,675          38,062
Mortgage loans held for sale                          31,079           23,653           35,453            24,668          29,273
Loans                                             10,369,823       10,236,272       10,367,665         9,979,118      10,003,391
  Less:  Allowance for loan losses                  (132,326)        (128,782)        (122,200)         (115,344)       (116,642)
                                             ------------------------------------------------------------------------------------
Loans, net                                        10,237,497       10,107,490       10,245,465         9,863,774       9,886,749
Premises and equipment, net                          232,623          226,870          198,983           190,444         190,359
Intangible assets, net                               190,396          190,912          113,898            89,778          91,881
Other real estate owned                               21,767           21,408           15,553            12,805          10,823
Accrued interest and other assets                    304,741          295,032          305,149           287,456         277,639
---------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 13,672,834     $ 13,184,294     $ 13,185,103      $ 12,786,405    $ 12,570,269
---------------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity:

Deposits                                        $  8,653,567     $  8,598,167     $  8,322,979      $  8,261,121    $  8,539,571
Short-term borrowings                              2,105,037        1,644,251        2,128,133         1,887,072       1,524,737
Subordinated debt                                    270,361          264,924          265,550           274,047         260,058
Trust preferred securities                           183,039          176,866           70,000            73,000          73,000
FHLB long-term debt                                1,390,413        1,396,521        1,361,938         1,241,053       1,162,168
Other long-term debt                                  28,100           58,147           88,652            89,059          89,064
Other liabilities                                     81,320           94,432           83,077           101,438          95,480
                                             ------------------------------------------------------------------------------------
Total liabilities                                 12,711,837       12,233,308       12,320,329        11,926,790      11,744,078

Total shareholders' equity                           960,997          950,986          864,774           859,615         826,191

---------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 13,672,834     $ 13,184,294     $ 13,185,103      $ 12,786,405    $ 12,570,269
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Common Shares Issued                             120,196,874      120,105,813      115,244,185       114,888,150     114,831,838
Common Shares Outstanding                        118,196,874      120,105,813      115,244,185       112,464,638     112,455,092
Treasury Shares Outstanding                        2,000,000                -                -         2,423,512       2,376,746

---------------------------------------------------------------------------------------------------------------------------------

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Three Months Ended
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE VOLUME AND RATES (unaudited)                 June 30,                       March 31,                      June 30,
(Dollars in thousands)                                 2002                           2002                           2001
------------------------------------------------------------------------------------------------------------------------------------
                                           Average                       Average                       Average
                                           Volume     Interest  Rate      Volume    Interest  Rate      Volume      Interest   Rate
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Loans, net                             $ 9,402,534   $157,061  6.70%  $ 9,094,471  $153,270   6.82%  $ 9,499,614   $194,882   8.22%
 Mortgage warehouse lending                 828,127      9,136  4.36%      871,239     9,381   4.31%      862,074     13,306   6.11%
 Mortgage loans held for sale                20,129        326  6.48%       20,624       352   6.83%       22,788        381   6.69%
 Investment securities and securities
  available for sale and other
  interest-earning assets                 2,143,556     29,336  5.47%    1,956,832    27,527   5.63%    1,513,085     25,116   6.64%

                                        ----------------------         ---------------------          ----------------------
 Total interest-earning assets(1)        12,394,346   $195,859  6.33%   11,943,166  $190,530   6.44%   11,897,561   $233,685   7.87%

 Nonearning assets                          850,526                        764,648                        698,965

                                        -----------                    -----------                    -----------
   Total assets                         $13,244,872                    $12,707,814                    $12,596,526

---------------------------------------------------------------------  -------------------------------------------------------------

Liabilities and Shareholders' Equity:
 Interest-bearing non-time deposits     $ 2,901,762    $ 9,701  1.34%  $ 2,682,864  $  8,389   1.29%  $ 2,494,349   $ 15,777   2.54%
 Time deposits                            4,218,130     36,261  3.45%    4,169,579    39,840   3.87%    4,816,324     71,388   5.94%
 Short-term borrowings                    1,743,501      7,964  1.83%    1,730,538     7,833   1.84%    1,719,105     19,373   4.52%
 Long-term debt                           1,940,231     25,071  5.18%    1,803,559    24,082   5.40%    1,447,793     21,546   5.97%

                                        ----------------------         ---------------------          ----------------------
 Total interest-bearing liabilities      10,803,624    $78,997  2.93%   10,386,540  $ 80,144   3.14%   10,477,571   $128,084   4.90%

 Noninterest-bearing demand deposits      1,394,292                      1,351,046                      1,209,693
 Other liabilities                           77,394                         94,592                         98,574

                                        -----------                    -----------                    -----------
 Total liabilities                       12,275,310                     11,832,178                     11,785,838
 Shareholders' equity                       969,562                        875,636                        810,688

                                        -----------                    -----------                    -----------
Total liabilities and shareholders'
  equity                                $13,244,872                    $12,707,814                    $12,596,526
---------------------------------------------------------------------  -------------------------------------------------------------
Rate differential                                                3.40%                         3.30%                           2.97%

Net yield on interest-earning assets                   $116,862  3.77%              $110,386   3.72%                $105,601   3.55%

---------------------------------------------------------------------  -------------------------------------------------------------

(1) Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is : actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

Note: Above table of average volume and rates is reflected on Colonial
      BancGroup, Inc. consolidated basis.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES

---------------------------------------------------------------------------------------------------------
                                                              Six Months Ended June 30,
                                           --------------------------------------------------------------
AVERAGE VOLUME AND RATES (unaudited)                     2002                           2001
                                           --------------------------------------------------------------
(Dollars in thousands)                        Average                         Average
                                               Volume    Interest  Rate       Volume    Interest   Rate
---------------------------------------------------------------------------------------------------------
Assets
  Loans, net of unearned income             $ 9,249,691  $310,335  6.76%    $ 9,442,372  $399,351  8.52%
  Mortgage warehouse lending                    849,226    18,516  4.34%        683,843    22,278  6.48%
  Mortgage loans held for sale                   20,375       678  6.66%         17,417       577  6.63%
  Investment securities and securities
   available for sale and other
   interest-earning assets                    2,050,716    56,861  5.55%      1,552,829    52,588  6.83%

-----------------------------------------------------------------           ---------------------
  Total interest-earning assets(1)           12,170,008  $386,390  6.39%     11,696,461  $474,794  8.16%

-----------------------------------------------------------------           ---------------------
  Nonearning assets                             807,817                         708,803

-------------------------------------------------------                     -----------
    Total assets                            $12,977,825                     $12,405,264

---------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity:
  Interest bearing non-time deposits         $2,792,918   $18,090  1.31%    $ 2,463,154   $35,662  2.92%
  Time deposits                               4,193,988    76,101  3.66%      4,841,376   147,029  6.12%
  Short-term borrowings                       1,737,054    15,797  1.83%      1,678,893    42,823  5.14%
  Long-term debt                              1,872,272    49,153  5.28%      1,348,135    40,156  6.00%

-----------------------------------------------------------------           ---------------------
  Total interest-bearing liabilities         10,596,232   159,141  3.03%     10,331,558  $265,670  5.18%

-----------------------------------------------------------------           ---------------------
  Noninterest-bearing demand deposits         1,372,553                       1,168,293
  Other liabilities                              86,181                         105,789

                                            -----------                     -----------
  Total liabilities                          12,054,966                      11,605,640
  Shareholders' equity                          922,859                         799,624
-------------------------------------------------------                     -----------
Total liabilities and shareholders' equity  $12,977,825                     $12,405,264

---------------------------------------------------------------------------------------------------------
Rate differential                                                  3.36%                           2.98%

Net yield on interest-earning assets                     $227,249  3.75%                 $209,124  3.59%

---------------------------------------------------------------------------------------------------------

(1) Interest earned and average rates on obligations of states and political subdivisions are reflected on a tax equivalent basis. Tax equivalent interest earned is: actual interest earned times 145%. The taxable equivalent adjustment has given effect to the disallowance of interest expense deductions, for federal income tax purposes, related to certain tax-free assets.

Note: Above table of average volume and rates is reflected on Colonial BancGroup, Inc. consolidated basis and has been restated to reflect the October 2001 merger with Manufacturers Bancshares accounted for as a pooling of interest.

THE COLONIAL BANCGROUP, INC. AND SUBSIDIARIES
NONPERFORMING ASSETS AND LOAN LOSS RESERVE ANALYSIS (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
NONPERFORMING ASSETS                                    June 30,       March 31,     December 31,    September 30,    June 30,
(Dollars in thousands)                                    2002           2002            2001            2001           2001
------------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans                                            $39,452        $44,646        $49,675          $58,441       $59,019
Restructured loans                                            1,206          1,233          1,507            1,125         1,137

  Total nonperforming loans                                  40,658         45,879         51,182           59,566        60,156

Other real estate owned                                      21,767         21,408         15,553           12,805        10,823

  Total nonperforming assets                                $62,425        $67,287        $66,735          $72,371       $70,979


Aggregate loans contractually past due 90
  days for which interest is being accrued                  $15,583        $19,033        $28,249          $21,095       $20,080

Net charge-offs:
     Quarter to date                                        $ 4,952        $ 6,333        $ 8,602          $ 9,200       $ 7,366
     Year to date                                           $11,285        $ 6,333        $28,724          $20,122       $10,922

---------------------------------------------------
RATIOS
---------------------------------------------------

Period end:
  Total nonperforming assets as a percent of
    net loans and other real estate                            0.60%          0.66%          0.64%            0.72%         0.71%
  Allowance as a percent of nonperforming assets                212%           191%           183%             159%          164%
  Allowance as a percent of nonperforming loans                 325%           281%           239%             194%          194%
  Net charge-offs as a percent of average net loans
   (annualized):
           Quarter to date                                     0.19%          0.25%          0.34%            0.37%         0.28%
           Year to date                                        0.22%          0.25%          0.28%            0.27%         0.22%
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                            June 30, 2002          March 31, 2002         December 31, 2001
                                                      -------------------------------------------------------------------------
                                                                      Percent                 Percent                  Percent
ALLOWANCE FOR LOAN LOSSES % BY CATEGORY                 Loans         reserve      Loans      reserve       Loans      reserve
----------------------------------------------------- ----------------------------------  -------------------------------------
Single Family Real Estate:
  Short Term lines of credit secured by RE loans held
   for sale                                             $   929,432    0.25%   $   874,355     0.25%    $ 1,286,532     0.25%
  1-4 Family real estate portfolio - held to maturity     1,911,882    0.50%     1,942,522     0.50%      1,956,143     0.50%

Other                                                     7,528,509    1.60%     7,419,395     1.58%      7,124,990     1.53%
                                                      -------------          -------------            -------------

Total loans                                             $10,369,823    1.28%   $10,236,272     1.26%    $10,367,665     1.18%
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                            June 30, 2001
                                                      -----------------------
                                                                      Percent
ALLOWANCE FOR LOAN LOSSES % BY CATEGORY                    Loans      reserve
----------------------------------------------------- -----------------------
Single Family Real Estate:
  Short Term lines of credit secured by RE loans held
   for sale                                             $   857,450    0.25%
  1-4 Family real estate portfolio - held to maturity     2,212,267    0.50%

Other                                                     6,933,674    1.49%
                                                      -------------

Total loans                                             $10,003,391    1.17%
-----------------------------------------------------------------------------

                                8-K Supplemental

Net Interest Margins
--------------------

The net interest margin improved 5 basis points to 3.77% for the second quarter versus 3.72% for the first quarter of 2002. The margin improvement was due to the 21 basis point decline in rate on interest bearing liabilities versus an 11 basis point decline in the yield on earning assets. A 42 basis point decline in the average rate on time deposits was a principal driver in the decline in the rate on interest bearing liabilities. Growth in core deposits also provided an improved mix of funding costs.

The margin improvement may now be topping out at a slightly lower level than previously expected. Most of the CD (certificate of deposits) portfolio has now repriced from the higher rate levels of a year ago. Additionally as CDs have matured, customers have been attracted to the higher rates available on longer maturities. This has increased the rollover rate on CDs and lengthened the average remaining term on the total CD portfolio to 11.8 months at June 30, 2002 compared to 7.5 months at December 31, 2001.

Another factor slowing additional margin improvement which is also a function of the steep yield curve is a continued shift to floating rate loans. Higher rate fixed rate loans have been paid off and replaced by lower yielding floating rate loans. Although both of these developments should limit additional margin improvement in a flat rate environment they should provide improvement in a rising rate environment.

The following is a schedule of rate sensitive assets and liabilities as of June 30, 2002.

                                      1 month        2 months
                                      and less      to 1 year       1 year+
                                      --------      ---------       -------
($ in millions):

Rate Sensitive Assets                  $6,420        $1,870          $4,474
                                      -------------------------------------
Rate Sensitive Liabilities
         Estimated*                    $  104        $1,399          $1,417
         Contractual                    2,676         2,837           2,793
                                      -------------------------------------
         Total                         $2,780        $4,236          $4,210
                                      -------------------------------------

Current Rate/Yields:
--------------------

Rate Sensitive Assets                   5.30%         6.84%           6.95%

Rate Sensitive Liabilities
         Estimated*                     2.00%         1.53%           1.07%
         Contractual                    2.01%         3.41%           4.82%
         Total                          2.01%         2.79%           3.56%


*Estimated liability cashflows are for interest-bearing demand and savings deposits.

These deposits may not reprice in these time periods and may not reprice the full amount of any change in market rates.

The table shows that Colonial has more assets than liabilities repricing through 12 months making the balance sheet well positioned if rates begin to rise.

Loans
-----

Loans for the 2nd quarter consisted of the following:

                                                        Net
                                                     Internal
(in millions)                         3/31/02         Change        6/30/02
                                     --------------------------------------

Mortgage Warehouse loans              $   874          $ 55         $   929
Single-family real estate               1,943           (31)          1,912
Regional bank loans                     7,419           110           7,529
                                     --------------------------------------
         Total                        $10,236          $134         $10,370
                                     --------------------------------------

Annualized loan growth in the second quarter was 5.24%, with 82% of that growth coming from Colonial's regional banks.

Acquisitions
------------

During the second quarter of 2002 BancGroup announced the signing of a definitive agreement to acquire Palm Beach National Holding Company in a stock for stock exchange resulting in a total value of approximately $98 million ($105.5 million including additional capital from the exercise of stock options). As of June 30, 2002, Palm Beach National had approximately $356 million in assets with $286 million in loans and $315 million in deposits, 27% of which are noninterest bearing demand deposits. The acquisition is expected to close late in the third quarter of 2002 with a systems conversion to follow. Earlier estimates of costs savings between $3.5 and 4.5 million annually have not changed. BancGroup also continues to estimate that one time costs associated with the transaction will be between $5.5 and $6.5 million. Core deposit valuation is estimated to be approximately $14.5 million, and is expected to be amortized over 8 years using the straight line method.

Future Earnings Outlook
-----------------------

The outlook for the economy remains uncertain. Given this uncertainty, the instability in the stock markets and the lack of inflation, market expectations are that the Federal Reserve will not increase short-term interest rates before year-end. Management believes Colonial's rate sensitivity is positioned such that margins should improve when short term rates increase. As mentioned previously, management does not expect much further improvement in the Company's margin under the current rate scenario. In recent months, pricing competition on both loans and deposits has significantly limited any additional margin improvement.


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The effect of the current rate environment is expected to cause the warehouse line volume to remain near its current level for the near term, with some seasonal variation. Given the uncertain economic outlook, management expects other loan volumes will grow in the low to mid single digit range.

Noninterest expenses should remain under control with a 4-6% growth rate expected considering technology investments currently underway. These investments include improved automation of branch delivery systems, enhanced internet banking and wire transfer systems, an image processing system and continued product refinements.

The Company's estimate for 2002 earnings per share ranges from $1.19 to $1.21 and from $1.28 to $1.32 for 2003.

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